SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)     May 1, 2001
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                             VALUE HOLDINGS, INC.
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        (exact name of registrant as specified in its charter)
                                   FLORIDA
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         (State or other jurisdiction of incorporation)


        0-15076                              59-2388734
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(Commission File Number)                   (IRS Employer
Identification Number)

        2307 Douglas Road, Ste 400, Miami, Fla 33145
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  (Address of principal executive office)    (Zip Code)

Registrant's Telephone Number, Including Area Code: (305)447-8801
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                             N/A
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    (Former name or former address, if changed last report)






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Item 5.  Other

On May 1, 2001 GMAC Credit Corporation - Canada moved pursuant to
Section 47 of the Bankruptcy and Insolvency Act (Canada) to appoint a Receiver for the assets of Network Forest Products Limited, the wholly-owned subsidiary of the Registrant. That motion was granted by the Court, and Richter & Partners Inc. of Toronto were appointed as the receiver. Ontario Superior Court of Justice Commercial List, Court File No. 01-CL-4116.

Pursuant to the Order Richter & Partners are to receive, preserve, protect, realize and sell or otherwise dispose of the assets of Network or to manage and operate the business and undertaking of Network. Cutler Forest Products or Harron Hardware and Buildings Supplies, subsidiaries of Network Forest Products, remain under an order pursuant to the Companies' Creditors Arrangement Act that was entered on March 7, 2001. Harron and Cutler are assets of Network.

On May 2, 2001, the Receiver placed Network Forest Products into bankruptcy and Richter & Partners were appointed Trustee of the Bankruptcy Estate.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Value Holdings, Inc.


Date: May 29, 2001       By:_________________________
                         Alison Cohen
                         Interim President, Director






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